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                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "General Information - Counsel and Independent Auditors" and to the use of our reports dated December 10, 1998 incorporated by reference in this Registration Statement (Form N-1A No. 33-92982) of DLJ Winthrop Opportunity Funds.



                                        /s/ Ernst & Young LLP

                                        ERNST & YOUNG LLP

New York, New York
February 18, 1999